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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 1997 (April 30, 1997)


                             COMPTRONIX CORPORATION
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             (Exact name of registrant as specified in its charter)


                     Delaware                                      0-17743                      63-0860282
  ----------------------------------------------          -----------------------          -------------------
  (State or other jurisdiction of incorporation)          (Commission File Number)          (I.R.S. Employer
                                                                                           Identification No.)


             5123 Virginia Way, Unit C-22, Brentood, Tennessee                              37027
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                 (Address of principal executive offices)                                 (Zip Code)



      Registrant's telephone number, including area code:  (615) 377-3330



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         (Former name or former address, if changed since last report)





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Item 3.  Bankruptcy and Receivership and Item 5. Other Events.
                                     ---

         As previously reported, the Registrant filed a petition for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Tennessee (Case No. 396-06840) on August 8, 1996. On November 1, 1996, the Registrant consummated the sale of substantially all of its assets to Sanmina Corporation pursuant to the terms of an Asset Purchase Agreement which was approved by the Bankruptcy Court pursuant to Section 363 of the Bankruptcy Code. Proceeds from the sale were used to repay the Registrant's secured indebtedness and the balance remaining after repaying all secured indebtedness will be distributed to the Registrant's administrative and priority claimants and unsecured creditors pursuant to the Registrant's proposed joint plan of liquidation which was approved by the Bankruptcy Court on June 4, 1997. The plan, a copy of which is filed as an exhibit hereto, provides for the distribution of the Registrant's remaining assets. Holders of the Registrant's Common Stock and Series A Convertible Preferred Stock will receive no distributions pursuant to the joint plan of liquidation. It is currently estimated that the Registrant's unsecured creditors, including holders of the Registrant's Convertible Subordinated Debentures, will receive approximately ten cents on the dollar for their claims after payment of expenses.

         The Registrant is also filing its reports to the U.S. Bankruptcy Court for the periods ended April 30, 1997 and May 31, 1997, which were filed with the Bankruptcy Court on June 17, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Exhibits.

         99.1      Report to U.S. Bankruptcy Court for May 1997

         99.2      Report to U.S. Bankruptcy Court for April 1997

         99.3      Second Amended Joint Chapter 11 Plan of Liquidation



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMPTRONIX CORPORATION



Date:  June 23, 1997                  By: /s/ E. Townes Duncan
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                                                E. Townes Duncan
                                                Chairman of the Board